WHEN RECORDED MAIL TO Kane, Russell, Coleman & Logan, P.C. 1601 Elm Street, Suite 3700 Dallas, Texas 75201 Attn. Charles E. Aster, Esq.	SPACE ABOVE THIS LINE FOR RECORDER'S USE

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

DEED OF TRUST,
ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (this "Instrument") is made this ____ day of August, 2015, by and among Hartman 400 North Belt, LLC, a Texas limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman 400"), Hartman Corporate Park Place, LLC, a Texas limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman Corporate"), and Hartman Hillcrest, LLC, a Texas limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman Hillcrest"; and Hartman 400, Hartman Corporate and Hartman Hillcrest are collectively referred to herein as "Borrowers" and each sometimes individually referred to as a "Borrower"); and Hartman 400, Hartman Corporate, Hartman Hillcrest and Hartman Short Term Income Properties XX, Inc., a Maryland corporation, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Guarantor") are collectively referred to herein as the "Loan Parties", and each sometimes individually referred to as a "Loan Party"), to Charles E. Aster (the "Trustee"), and for the benefit of East West Bank, a California corporation, having an address at 9600 Bellaire Blvd., Suite 252, Houston, Texas 77036, together with its successors, assigns and transferees (the "Lender").

Each of the Borrowers, in consideration of the indebtedness herein recited, the trust herein created and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby irrevocably grants, bargains, sells, conveys, transfers, pledges, sets over and assigns to Trustee, in trust, with power of sale, and creates a security interest in, to and under any and all of the following described property and leasehold interests, whether now owned or hereafter acquired by the Borrowers (collectively, the "Properties"):

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(1)

Those three (3) certain tracts of real property, one situated in the County of Harris, State of Texas and the others situated in the County of Dallas, State of Texas, and all more particularly described in Exhibit "A" attached hereto and incorporated herein by reference for all purposes (collectively, the "Land");

 (2)

All structures, buildings and improvements of every kind and description now or at any time hereafter located on the Land (the "Improvements");

(3)

All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Land or under or above the same or any part thereof, and all estates, rights, interests and appurtenances, reversions and remainders whatsoever, in any way belonging or appertaining to any of the Properties or any part thereof, either at law or in equity, whether now owned or hereafter acquired by any of the Borrowers, including but not limited to, those certain two (2) reciprocal easements and common maintenance agreements listed on Exhibit "C" attached hereto and made a part hereof for all purposes (collectively, the "REAs" and each including an "REA");

(4)

All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Land and/or the Improvements, or any part thereof, whether now existing or hereafter created or acquired by any of the Borrowers;

(5)

All minerals, royalties, oil and gas rights and profits, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Land;

(6)

All building materials, supplies and equipment now or hereafter placed on the Land or in the Improvements;

(7)

All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by any of the Borrowers and now or hereafter located on, attached to or used in and about the Land and/or the Improvements, including, but not limited to, all communication, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and sprinkler and fire prevention, extinguishing and protection equipment, all elevators, and related machinery and equipment, all theft and security and access control apparatus, all machines, engines, boilers, dynamos, stokers, tanks, cabinets, awnings, appliances, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, paneling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by any of the Borrowers as are now or hereafter used or furnished in operating the Land and/or the Improvements, or the activities conducted thereon and/or therein, and all building materials and equipment hereafter situated on or about the Land and/or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements except to the extent any of the same constitute fixtures) (collectively, the "Equipment").  To the extent any portion of the Equipment is not deemed real property or Fixtures under applicable law, it shall be deemed to be

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personal property, and this Instrument shall be deemed to constitute a security agreement for the purposes of creating a security interest therein in favor of Lender under the Business and Commerce Code of the State of Texas;

(8)

All leases (including, without limitation, oil, gas and mineral leases), licenses, concessions and occupancy agreements of all or any part of the Land and/or the Improvements (each, a "Lease" and collectively, "Leases"), whether written or oral, now or hereafter entered into and all rents, royalties, issues, profits, bonus money, revenue, income, rights and other benefits (collectively, the "Rents and Revenues") of the Land and/or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future Lease or other agreement pertaining thereto or any of the General Intangibles (as defined below) and all cash or securities deposited to secure performance by the tenants, lessees or licensees (each, a "Tenant" and collectively, "Tenants"), as applicable, of their obligations under any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Leases or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject, however, to the provisions contained in Paragraph 25 hereinbelow;

(9)

All contracts and agreements now or hereafter entered into covering any part of the Land and/or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Land and/or the Improvements (including all architectural renderings, models, specifications, plans, drawings, surveys, tests, reports, data, bonds and governmental approvals) or to the management or operation of any part of the Land and/or the Improvements;

(10)

All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Land and/or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Land and/or the Improvements;

(11)

All present and future funds, accounts, instruments, accounts receivable, documents, claims, general intangibles (including, without limitation, trademarks, trade names, service marks and symbols now or hereafter used in connection with any part of the Land and/or the Improvements, all names by which the Land and/or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which any of the Borrowers has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Land and/or the Improvements) (collectively, the "General Intangibles");

(12)

All insurance policies or binders now or hereafter relating to any of the Properties, including any unearned premiums thereon;

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(13)

All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Lender pursuant to this Instrument or any other of the Loan Documents (as defined below), including, without limitation, all funds now or hereafter on deposit in any account or reserve held by Lender under this Instrument or any other Loan Document and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Land and/or the Improvements;

(14)

All present and future monetary deposits given by any of the Borrowers to any public or private utility with respect to utility services furnished to any part of the Land and/or the Improvements;

(15)

All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

(16)

All other or greater rights and interests of every nature in the Land and the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by any of the Borrowers.

TO SECURE TO LENDER: (a) the repayment of the indebtedness (the "Loan") evidenced by Borrowers' revolving promissory note dated August ____, 2015 (herein the "Note") in the principal sum of FIFTEEN MILLION FIVE HUNDRED TWENTY-FIVE THOUSAND and NO/100 Dollars (U.S. $15,525,000.00), together with interest thereon, with the balance of the indebtedness, if not sooner paid, due and payable on August ____, 2017 and all renewals, extensions, modifications and replacements thereof, (b) the repayment of any future advances, with interest thereon, made by Lender to Borrowers pursuant to this Instrument (herein "Future Advances"), (c) the payment and performance of the covenants and agreements of any of the Loan Parties contained in that certain Environmental Indemnity Agreement (herein so called) between Lender and the Loan Parties dated of even date herewith, (d) the payment and performance of the covenants and agreements of any of the Borrowers contained in that certain Assignment of Leases and Rents (herein so called) dated of even date herewith, (e) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument, (f) the performance of the covenants and agreements of any of the Borrowers herein contained, and (g) the payment of any other sum owing to Lender by any of the Loan Parties under the Note, this Instrument, the Environmental Indemnity Agreement, the Assignment of Leases and Rents and/or any other document, agreement or instrument evidencing, securing or governing the Loan (the Note, this Instrument, the Environmental Indemnity Agreement and such other documents, agreements or instruments being collectively herein referred to as the "Loan Documents").

TO HAVE AND TO HOLD the Properties unto Lender, its successors and assigns forever, and each of the Borrowers hereby covenants and binds itself, its successor and assigns to WARRANT AND FOREVER DEFEND the title to the Properties and/or any part thereof against all claims and demands, subject only to the exceptions to title listed in the policy of title insurance insuring the lien of this Instrument (the "Permitted Exceptions"), and each of the Borrowers hereby covenants that the Borrowers are lawfully seized of the estates hereby

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conveyed and has the right to grant, convey and assign the Properties, and that the Properties are unencumbered, except as aforesaid.

For the purpose of further securing the Loan for so long as the Loan or any part thereof remains incomplete or unpaid, each of the Borrowers hereby covenants and agrees as follows:

1.

PAYMENT OF PRINCIPAL, INTEREST AND OTHER SUMS

.  Borrowers shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note, any amounts due Lender from any of the Loan Parties under the Environmental Indemnity Agreement, the Assignment of Leases and Rents, all other sums secured by this Instrument and any other sums owed to Lender by any of the Loan Parties under any of the Loan Documents.

2.

FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES.

(a)

Upon the occurrence of and during the continuance of a Default, Borrowers shall, upon the written request of Lender, commence paying to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, an aggregate sum (herein "Funds") equal to one-twelfth of (i) the yearly real property and ad valorem taxes and assessments (including, but not limited to sewer and water, if applicable) which may be levied on the Properties and (ii) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Properties and liability insurance as Lender may require pursuant to Paragraph 5 hereof. Any waiver by Lender of a requirement that any of the Borrowers pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Borrowers.  Upon the occurrence of and during the continuance of a Default, Lender may require Borrowers to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with any of the Borrowers or the Properties which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Borrowers in a lump sum or in periodic installments, at Lender's option.

(b)

The Funds shall be held in an institution(s), the deposits or accounts of which are insured or guaranteed by a Federal or state agency (including Lender if Lender is such an institution).  Lender shall apply the Funds to pay said rents, taxes, assessments, insurance premiums and Other Impositions so long as none of the Loan Parties are in breach of any covenant or agreement of any of the Loan Parties in this Instrument or any other Loan Document.  Lender shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills, unless Lender pays Borrowers interest, earnings or profits on the Funds and applicable law permits Lender to make such a charge. Borrowers and Lender may agree in writing at the time of execution of this Instrument that interest on the Funds shall be paid to Borrowers, and unless such agreement is made or applicable law requires interest, earnings or profits to be paid, Lender shall not be required to pay Borrowers any interest, earnings or profits on the Funds. Lender shall give to Borrowers, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits

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to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Instrument.

(c)

If the amount of the Funds held by Lender at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, such excess shall be credited to Borrowers on the next monthly installment or installments of Funds due.  If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, Borrowers shall pay to Lender any amount necessary to make up the deficiency within fifteen (15) days after written notice from Lender to Borrowers requesting payment thereof.

(d)

Upon any of the Borrowers' Default of any covenant or agreement of any of the Borrowers in this Instrument, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rates, rents, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Borrowers any remaining Funds held by Lender.

3.

APPLICATION OF PAYMENTS

.  Unless applicable law provides otherwise, all payments received by Lender from any of the Borrowers under the Note or this Instrument shall be applied by Lender in the following order of priority: (a) amounts payable to Lender by Borrowers under Paragraph 2 hereof, (b) interest payable on advances made pursuant to Paragraph 8 hereof, (c) principal of advances made pursuant to Paragraph 8 hereof, (d) interest payable on any Future Advance, provided that if more than one Future Advance is outstanding, Lender may apply payments received among the amounts of interest payable on the Future Advances in such order as Lender, in Lender's sole discretion, may determine, (e) principal of any Future Advance, provided that if more than one Future Advance is outstanding, Lender may apply payments received among the principal balances of the Future Advances in such order as Lender, in Lender's sole discretion, may determine, (f) interest payable on the Note, (g) principal of the Note, and (h) any other sums secured by this Instrument in such order as Lender, at Lender's option, may determine; provided, however, that Lender may, at Lender's option, apply any sums, payable pursuant to Paragraph 8 hereof prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application specified in this Paragraph 3.

4.

CHARGES; LIENS

.  The Borrowers shall pay all rents, taxes, assessments, premiums, and Other Impositions attributable to any of the Properties in the manner provided under Paragraph 2 hereof or, if not paid in such manner, by any of the Borrowers making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing.  The Loan Parties shall promptly furnish to Lender all notices of amounts due under this Paragraph 4, and in the event any of the Borrowers shall make payment directly, the Loan Parties shall promptly furnish to

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Lender receipts evidencing such payments.  The Borrowers shall promptly discharge any lien on any of the Properties (other than this Instrument), and the Borrowers shall pay, when due, the claims of all persons supplying labor or materials to or in connection with any of the Properties.  Without Lender's prior written permission, the Borrowers shall not allow any lien on any of the Properties (other than this Instrument) to attach to or be perfected on or against all or any portion of any of the Properties.

5.

INSURANCE.

(a)

Property Insurance.  The Borrowers shall keep the Properties and improvements now existing or hereafter erected on each of the Properties insured by carriers admitted by the Texas Department of Insurance, at all times satisfactory to Lender, with coverage at least as broad as Insurance Services Office ("ISO") form CP 10 30 06 95 ("Causes of Loss-Special Form"), in an amount not less than one hundred percent (100%) of the then-current full replacement cost of the improvements and other property being insured pursuant thereto in an amount necessary to comply with any coinsurance percentage stipulated in the policy, which shall not be less than eighty percent (80%) of the value of each of the Properties, provided, however, that the insurance policy shall contain an "inflation guard" or other endorsement increasing coverage as the value of the property increases, without any further notification required by the insured (collectively, the "Property Insurance").  All premiums on the Property Insurance shall be paid, in the manner provided under Paragraph 2 hereof, or in such other manner as Lender may designate in writing.  The Property Insurance shall also include (x) loss or damage by flood, if any of the Properties are in an area designated by the Secretary of Housing and Urban Development as an area having special flood hazards, in an amount equal to the principal amount of the Note or the maximum amount available under the Flood Disaster Protection Act of 1973, and regulations issued pursuant thereof, as amended from time to time, whichever is less, in form complying with the "insurance purchase requirement" of that Act, (y) earthquake insurance if the normal customary practice for institutional commercial lenders making commercial real estate loans for assets of the same approximate size and type as the Properties in the area where the Properties are located is to require such insurance and (z) such other insurance and endorsements, if any, as Lender, in its commercially reasonable judgment, may require from time to time, or which is required by the Loan Documents.

(b)

Commercial General Liability.  From the date hereof, the Borrowers shall maintain in full force and effect a commercial general liability insurance policy with coverage at least as broad as ISO form CG 00 01 10 01, insuring against claims for bodily injury (including death), property damages, personal injury and advertising injury occurring upon any of the Properties, such insurance to afford protection in an amount not less than Five Million Dollars $5,000,000 (the "Liability Insurance") and such other insurance and endorsements, if any, as Lender, in its commercially reasonable judgment, may require from time to time, or which is required by the Loan Documents.

(c)

All insurance policies and renewals thereof shall be in a form acceptable to Lender issued by a carrier "admitted" by the Texas Department of Insurance rated Best A–:VII or better (or a comparable successor rating).  The Property Insurance shall include a standard mortgagee clause in favor of and in form acceptable to Lender, naming "EAST WEST BANK AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS" as mortgagee, which

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states that proceeds of the Property Insurance shall be payable to Lender notwithstanding any negligence of any of the Borrowers or other personal defenses insurer may have against any of the Borrowers.  The Liability Insurance shall include a standard loss payee or additional insured clause naming "EAST WEST BANK AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS" as loss payee or additional insured, in favor of and in form acceptable to Lender, and, if available, which states that proceeds of the Liability Insurance shall be payable to Lender notwithstanding any negligence of any of the Borrowers or other personal defenses insurer may have against any of the Borrowers.  Lender shall have the right to hold the policies, and the Borrowers shall promptly furnish to Lender all renewal notices and all receipts of paid premiums.  Each policy, including the Property Insurance and the Liability Insurance, shall provide by way of endorsement, rider or otherwise that no such insurance policy shall be cancelled, endorsed, altered, or reissued to effect a change in coverage unless such insurer shall have first given Lender thirty (30) days prior written notice thereof.  At least thirty (30) days prior to the expiration date of a policy, the Borrowers shall deliver to Lender a renewal policy in form satisfactory to Lender.  All insurance policies, including, but not limited to, the Property Insurance and the Liability Insurance, shall contain waivers of any right of subrogation that the insurer of such party may acquire against each party hereto with respect to any losses and damages that are of the type covered under the policies required in this Paragraph 5.

(d)

In the event of loss, the Borrowers shall give immediate written notice to the insurance carrier and to Lender.  Each of the Borrowers hereby authorizes and empowers Lender as attorney-in-fact for each of the Borrowers to enforce the applicable insurance policy, to make proof of loss, to adjust and compromise any claim under such insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided, however, that nothing contained in this Paragraph 5 shall require Lender to incur any expense or take any action hereunder.  Each of the Borrowers further authorizes Lender, at Lender's option, (i) to hold the balance of such proceeds to be used to reimburse the Borrowers for the cost of reconstruction or repair of any of the Properties or (ii) if such insurance proceeds exceed the lesser of (x) Five Hundred Thousand Dollars ($500,000) or (y) ten percent (10%) of the then unpaid principal balance of the Note, to apply all of such proceeds to the payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in Paragraph 3 hereof.  In the event any of the Properties cannot be restored to the equivalent of its original condition, as concerns height, floor area, use and number of units, Lender may, in its sole discretion, (I) require that the insurance proceeds be applied to the payment of the sums secured by this Instrument, whether or not then due (the "Loan Balance"), in the order of application set forth in Paragraph 3 hereof, or (II) require that (A) only a portion of the Properties be restored and repaired, (B) that the insurance proceeds be applied to reduce the Loan Balance such that the ratio of the Loan Balance to the number of units that existed immediately prior to the event of loss shall equal the ratio of the reduced Loan Balance to the reduced number of units, to exist after the partial restoration and repair of the Properties, and (C) any insurance proceeds not used to reduce the Loan Balance shall be held by Lender in accordance with Paragraph 5 hereof to reimburse the Borrowers for the cost of such partial restoration and repair. Any insurance proceeds not applied to the repair or restoration of the Properties shall be applied to reduce the Loan Balance in the order of application set forth in Paragraph 3 above.

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(e)

If the insurance proceeds are held by Lender to reimburse the Borrowers for the cost of restoration and repair of the Properties, the property being restored shall be restored to the equivalent of its original condition or such other condition as Lender may approve in writing. Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications of an architect satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Lender may require.  If the insurance proceeds are applied to the payment of the sums secured by this Instrument, any such application of proceeds to principal shall not extend or postpone the due dates of the monthly installments referred to in Paragraphs 1 and 2 hereof or change the amounts of such installments.  If any of the Properties are sold pursuant to Paragraph 26 hereof or if Lender acquires title to the Properties, Lender shall have all of the right, title and interest of each of the Borrowers in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to any of the Properties prior to such sale or acquisition.

6.

PRESERVATION AND MAINTENANCE OF THE PROPERTIES; REAs.

(a)

Each of the Borrowers, ordinary wear and tear excepted, (i) shall not commit waste or permit impairment or deterioration of any of the Properties, (ii) shall not abandon any of the Properties, (iii) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Properties to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (iv) shall keep the Properties, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace (with equivalent or better quality) fixtures, equipment, machinery and appliances on the Properties when necessary to keep such items in good repair, (v) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Properties, including, but not limited to, the Americans with Disabilities Act of 1990, the Elimination of Architectural Barriers Act of Texas, Texas Civ. Stat. Article 9102, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.) as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), and the Clean Air Act amendments of 1990, (vi) shall provide for professional management of the Properties by a property manager satisfactory to Lender pursuant to the existing contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (vii) shall generally operate and maintain the Properties in a manner to ensure maximum rentals and/or income, and (viii) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect any of the Properties, the security of this Instrument or the rights or powers of Lender. Neither the Borrowers nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on any of the Properties or any fixture, equipment, machinery or appliance in or on any of the Properties except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind of equivalent or better quality.

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(b)

Borrower (i) shall comply with the provisions of the REAs, (ii) shall give immediate written notice to Lender of any default by any counterparty under any REA or of any notice received by Borrower from such counterparty of any default by Borrower under any REA, (iii) shall exercise any option to renew or extend each of the REAs, if any, and give written confirmation thereof to Lender within thirty (30) days after such option becomes exercisable, (iv) shall give immediate written notice to Lender of the commencement of any remedial proceedings under any REA by any party thereto and, if required by Lender, shall permit Lender as Borrower's attorney-in-fact to control and act for Borrower in any such remedial proceedings, and (v) shall within thirty (30) days after request by Lender obtain from the counterparty under any REA and deliver to Lender the counterparty's estoppel certificate required thereunder, if any.

(c)

Borrower hereby expressly transfers and assigns to Lender the benefit of all covenants contained in each REA, whether or not such covenants run with the Land, but Lender shall have no liability with respect to such covenants nor any other covenants contained in any REA.  Borrower shall not surrender any REA nor terminate or cancel any REA and Borrower shall not, without the express written consent of Lender, alter, modify or amend any REA.

(d)

Upon the occurrence and during the continuance of a Default, Borrower hereby authorizes and consents to Lender taking any actions under any REA which Lender deems advisable to protect any REA and/or the Land, including but not limited to preventing or curing any defaults under any REA (but Lender shall have no obligation to do so), including, at Lender's sole election, advancing any additional funds under the Loan to prevent or cure a default under any REA.

7.

ADDITIONAL BORROWERS' COVENANTS; USE OF THE PROPERTIES; INSPECTION.

(a)

Each of the Borrowers hereby covenants, agrees and undertakes to:

(i)

from time to time, at the request of Lender, (A) promptly correct any defect, error or omission which may be discovered in the contents of this Instrument or in any other Loan Document or in the execution or acknowledgement thereof; (B) execute, acknowledge, deliver and record and/or file such further documents or instruments (including, without limitation, further mortgages, security agreements, financing statements, continuation statements, assignments of rents or leases and environmental indemnity agreements) and perform such further acts and provide such further assurances as may be necessary or proper, in Lender's opinion, to carry out more effectively the purposes of this Instrument and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to any of the Properties; provided that such documents or instruments do not materially increase any of the Loan Parties' liability under the Loan Documents; and (C) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) deemed advisable by Lender to protect the liens and the security interests herein granted against the rights or interests of third persons; provided that such documents or instruments do not materially increase any of the Loan Parties' liability under the

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Loan Documents. Borrowers will pay all reasonable costs connected with any of the foregoing in this Subparagraph (i);

(ii)

continuously maintain each Loan Party's existence and right to do business in such Loan Party's state of incorporation or organization and the State of Texas;

(iii)

at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Instrument, or upon any rights, titles, liens or security interests created hereby, or upon the obligations secured hereby or any part thereof, immediately pay all such taxes; provided that, if such law as enacted makes it unlawful for the Loan Parties  to pay such tax, the Loan Parties shall not pay nor be obligated to pay such tax, and in the alternative, Borrowers may, in the event of the enactment of such a law, and must, if it is unlawful for the Loan Parties to pay such taxes, prepay the obligations secured hereby in full within sixty (60) days after demand therefor by Lender;

(iv)

not execute or deliver any deed of trust, mortgage, security agreement or pledge of any type covering all or any portion of any of the Properties;

(v)

not acquire any real property or assets (other than the Properties) or operate any business other than the management and operation of the Properties during the term of the Loan;

(vi)

neither (A) grant or enter into any right or lease nor (B) permit any drilling or exploration, for or extraction, removal or production of any mineral, natural element, compound or substance from the surface or subsurface of any of the Properties regardless of the depth thereof or the method of mining or extraction thereof;

(vii)

not change any Loan Party's name, identity, address, jurisdiction of incorporation or organization, structure or employer identification number during the term of the Loan unless Borrowers deliver thirty (30) days prior written notice to Lender and the Loan Parties executes or re-executes any additional instruments, documents, financing statements, or amendments in connection therewith reasonably requested by Lender (each of the Borrowers agrees to promptly reimburse Lender for any and all reasonable attorney review and/or document preparation fees and expenses together with all filing/recordation costs incurred, or to be incurred, by Lender in connection with such matters);

(viii)

pay within twenty (20) days' receipt of written demand all reasonable and bona fide out-of-pocket costs, fees and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Lender to third parties incident to this Instrument or any other Loan Document (including, but not limited to, reasonable attorneys' fees and expenses in connection with the negotiation, preparation and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver hereunder or under any other Loan Document (provided, however, no charge or fee shall be imposed by Lender in connection with any request by Lender for an estoppel certificate or subordination, non-disturbance and attornment agreement), the making of any advance under the Note, and any suit to which Lender is a party involving this Instrument, the Note, any other Loan Document or any of the Properties) or incident to the enforcement of

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the obligations secured hereby or the exercise of any right or remedy of Lender under any Loan Document;

(ix)

fulfill on or prior to the dates due all payment and performance obligations, covenants, agreements and representations of any of the Borrowers, as lessor, under any lease of any of the Properties or any portion thereof by any of the Loan Parties to tenants, including, but not limited to the Leases; and

(x)

maintain continuously at Lender until the Loan is paid in full three operating bank accounts, one for each of the Properties, wherein all income and revenues from each of the Properties and all of the Borrowers shall be deposited and kept at all times and from which all expenses of the Properties and the Borrowers shall be paid.

(b)

Unless required by applicable law or unless Lender has otherwise agreed in writing, the Borrowers shall not allow changes in the use for which all or any part of any of the Properties were intended at the time this Instrument was executed. Borrowers shall not subdivide any of the Properties or initiate or acquiesce in a change in the zoning classification of any of the Properties without Lender's prior written consent.

(c)

Upon two (2) days' notice, Lender may make or cause to be made reasonable entries upon and inspections of any of the Properties, including, but not limited to, phase I and/or phase II environmental audits and inspections (provided that, other than during any time a Default has occurred and is continuing, such audits and inspections are commissioned based upon Lender's reasonable belief that there are Hazardous Materials in, or under any of the Properties which are not in compliance with Environmental Laws, as such terms are defined in the Environmental Indemnity Agreement) which phase II inspections will not unreasonably disturb any of the Borrowers use of the Properties and the cost of such inspections shall be reimbursed by the Borrowers to Lender within twenty (20) days after Lender's written demand therefore if (x) such inspections do not occur more frequently than once every calendar year or (y) a Default (as defined below) has occurred and is still in existence at the time of such inspection.

8.

PROTECTION OF LENDER'S SECURITY.

(a)

If any of the Loan Parties fails to perform any of the covenants and agreements contained in this Instrument or in any of the other Loan Documents, or if any action or proceeding is commenced which affects any of the Properties or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender, at Lender's option, may make such appearances, disburse such sums and take such actions as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorney's fees, (ii) entry upon the Properties to make repairs, (iii) procurement of satisfactory insurance as provided in Paragraph 5 hereof, (iv) the payment of any taxes and/or assessments levied against the Properties and then due and payable and (v) exercise of any option to renew or extend any REA on behalf of the Borrower and the curing of any default of Borrower in the terms and conditions of any REA.

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(b)

Any amounts disbursed by Lender pursuant to this Paragraph 8, with interest thereon, shall become additional indebtedness of the Borrowers secured by this Instrument. Unless Borrowers and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note unless collection from Borrowers of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrowers under applicable law. Each of the Borrowers hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this Paragraph 8 shall require Lender to incur any expense or take any action hereunder.

9.

REPRESENTATIONS OF EACH OF THE BORROWERS

.  Each of the Borrowers hereby represents and warrants to Lender the following:

(a)

Hartman 400 is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas.  There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Hartman 400.  Hartman Corporate is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas.  There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Hartman Corporate.  Hartman Hillcrest is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas.  There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Hartman Hillcrest.  Guarantor is a corporation duly incorporated in the State of Maryland and validly existing and in good standing under the laws of the State of Texas.  There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Guarantor.  Hartman Income REIT Management, Inc., a Texas corporation ("REIT"), the Manager of each Borrower, is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas.  There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of REIT.

(b)

No person or entity has any leasehold estate in, or any lease or other agreement granting the right to use or occupy any portion of, any of the Properties except the Tenants under the Leases listed in the three (3) rent rolls (collectively, the "Rent Roll") provided by Borrowers to Lender in connection with the closing of the Loan; true, correct and complete copies of the Leases and all amendments and side letters thereto, if any, have been delivered to Lender; the Leases expire on the respective dates shown in the Rent Roll; no rental in excess of one month's rent has been prepaid under any of the Leases; the amount of the security deposit, if any, held by any of the Borrowers under each of the Leases is as shown in the Rent Roll; each of the Leases is valid and binding on the parties thereto in accordance with its terms; the execution of this Instrument will not constitute an event of default under any of the Leases; none of the Tenants under any of the Leases has rights of offset or counterclaim against the landlord; all of the obligations of the landlord pursuant to the Leases, including but not limited to Tenant finish out work, have been performed; and all Tenants are current in the payment of rent except as shown on the Rent Roll.

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(c)

Except for the Permitted Exceptions, Borrowers are now in possession of the Properties; Borrowers' possession of the Properties are peaceable and undisturbed; the Borrowers do not know any facts by reason of which any claim to any of the Properties, or any part thereof, might arise or be set up adverse to Borrowers; and the Properties are free and clear of (i) any lien for taxes (except real property taxes not yet due and payable for the calendar year in which this Instrument is being executed), and (ii) any easements, rights-of-way, restrictions, encumbrances, liens or other exceptions to title by mortgage, decree, judgment, agreement, instrument, or, to the knowledge of any of the Borrowers, proceeding in any court.

(d)

All charges for labor, materials or other work of any kind furnished in connection with the construction, improvement, renovation or rehabilitation of any of the Properties or any portion thereof have been paid in full, and no unreleased affidavit claiming a lien against any of the Properties, or any portion thereof, for the supplying of labor, materials or services for the construction of improvements on any of the Properties have been executed or recorded in the mechanic's lien or other appropriate records in the county in which any of the Properties are located.

(e)

To the knowledge of each of the Borrowers: the current and contemplated uses of the Properties are in compliance with all applicable federal, state and municipal laws, rules, regulations or ordinances; no governmental authority having jurisdiction over any aspect of the Properties has made a claim or determination that there is any such violation; the Properties and the intended use thereof are in compliance with all applicable restrictions, zoning ordinances, building codes and regulations, building lines and easements, including, without limitation, federal and state environmental protection laws; the Properties are not included in any area identified by the Secretary of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973, as amended, as an area having special flood hazards; and all permits, licenses and the like which are necessary for the operation of any of the Properties have been issued and are in full force and effect. In addition to the foregoing, each of the Properties complies with all requirements of the Americans With Disabilities Act of 1990 and the Elimination of Architectural Barriers Act of Texas, Texas Civ. Stat. article 9102.

(f)

There have been no material adverse changes, financial or otherwise, in the condition of any of the Loan Parties from that disclosed to Lender in the loan application submitted to Lender by Borrowers, or in any supporting data submitted in connection with the Loan, and all of the information contained therein was true and correct when submitted and is now substantially and materially true and correct on the date hereof.

(g)

To the best knowledge of each of the Borrowers, there is no claim, litigation or condemnation proceeding, pending, or, to the knowledge of any of the Borrowers, threatened, against any of the Properties or any of the Loan Parties, which would affect any of the Properties or any of the Loan Parties' ability to perform their obligations in the connection with the Loan.

(h)

The Borrowers do not own any real property or assets other than the Properties and do not operate any business other than the management and operation of the Properties.

(i)

Each of the Loan Parties is, and if there are any general partners or limited liability company members in any of the Loan Parties, such partners and members are, solvent

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pursuant to the laws of the United States, as reflected by the entries in each Loan Party's books and records and as reflected by the actual facts.

(j)

The Loan Documents have been duly authorized, executed and delivered by each of the Loan Parties to which they are a party and constitute valid and binding obligations of each of the Loan Parties, enforceable against each of the Loan Parties in accordance with their respective terms. No approval, consent, order or authorization of any governmental authority and no designation, registration, declaration or filing with any governmental authority is required in connection with the execution and delivery of the Note, this Instrument or any other Loan Document.

(k)

The execution and delivery of the Loan Documents will not violate or contravene in any way the articles of incorporation or bylaws, articles of organization, certificate of formation or limited liability company agreement of any of the Loan Parties or any indenture, agreement or instrument to which any of the Loan Parties is a party or by which it or its property may be bound, or be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any of the Loan Parties, except as contemplated by the provisions of the Loan Documents, and no action or approval with respect thereto by any third person is required.

(l)

No part of any of the Properties are all or a part of any of the Loan Parties' or any other party's homestead.

(m)

No proceedings in bankruptcy or insolvency have ever been instituted by or against any of the Loan Parties or any affiliate thereof, and no such proceeding is now pending or contemplated.

(n)

(i) none of the funds or other assets of any of the Loan Parties or of any affiliate of any of the Loan Parties constitute property of, or are beneficially owned, directly or indirectly, by, any person subject to trade restrictions under the laws of the United States, including those who are covered by the International Emergency Economic Powers Act, 50 U.S.C. App. 1 et seq., and any executive orders or regulations promulgated thereunder (an "Embargoed Person") with the result that Lender Exposure (as defined below) will occur; (ii) no such Embargoed Person has any interest of any nature whatsoever (whether directly or indirectly) in any of the Loan Parties with the result that Lender Exposure will occur; and (iii) none of the funds of any of the Loan Parties have been derived from any unlawful activity with the result that Lender Exposure will occur.  For the purposes hereof, "Lender Exposure" shall mean any one or more of the following: (i) the Loan is in violation of applicable law, or (ii) the Properties or any other collateral for the Loan or any portion thereof (including, without limitation, the Rents and Revenues or other income to be derived therefrom) is subject to forfeiture or to being frozen, seized, sequestered or otherwise impaired by any governmental authority, or (iii) the Loan or any payments made or to be made in respect thereof (including, without limitation, principal and interest) is subject to forfeiture or to being frozen, seized, sequestered or otherwise impaired by a governmental authority or Lender or any of Lender's collateral for the Loan or the lien priority thereof or any of Lender's rights or remedies in respect of the Loan or the collateral therefor is

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otherwise impaired or adversely affected, or (iv) Lender is subject to criminal or civil liability or penalty.

(o)

None of the Loan Parties nor any of their direct or indirect owners is in violation of the U.S. Federal Bank Secrecy Act, as amended, and its implementing regulations (31 CFR part 103), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 and the regulations promulgated thereunder (collectively, the "Patriot Act"), any order issued with respect to anti-money laundering by the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC"), or any other anti-money laundering law with the result that Lender Exposure will occur.

(p)

None of the Loan Parties nor any of their direct or indirect owners is a person with whom people of the United States are restricted from doing business with under (i) regulations issued by OFAC (including those persons and entities named on OFAC's Specially Designated Nationals and Blocked persons list) or under any law of the United States (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With persons Who Commit, Threaten to Commit, or Support Terrorism) or (ii) any other law, if, with respect to either clause (i) or (ii) above, Lender Exposure will occur. Without limiting the foregoing, none of the Loan Parties is presently funding any of the Loan Parties' obligations hereunder with funds from any of the persons referred to in this paragraph (p) if Lender Exposure will occur.

(q)

The REAs are in full force and effect without modification except as noted above and without default on the part of any counterparty thereunder.

(r)

The Borrowers have paid all charges, assessments and other sums (collectively, the "REA Payments") due and payable under the REAs due by any of the Borrowers as of the date hereof and the Borrowers after the date hereof shall pay or cause to be paid when due and payable under the REAs all REA Payments which are due and payable by any of the Borrowers under any of the REAs.

10.

BOOKS AND RECORDS

. Each of the Loan Parties shall keep and maintain at all times at Borrowers' address stated above, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of each of the Properties and copies of all written contracts, leases and other instruments which affect any of the Properties. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection upon two (2) days' notice by Lender.  Each of the Loan Parties shall furnish to Lender the following reports and information no later than the dates set forth below (collectively, the "Financial Information"):

(a)

On February 15, 2016 covering the period of time from January 1, 2015 through December 31, 2015, and thereafter on each February 15th covering the period of time from each January 1st through December 31st of the immediately preceding calendar year until the Loan is paid in full, operating statements of each Borrower as of such date covering such periods of time

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which will include a balance sheet, profit and loss statement of each Borrower and a statement of changes in financial position, each in reasonable detail, prepared in accordance with generally accepted accounting principles and certified by each Borrower to be true, correct and complete (collectively, a "Financial Statement");

(b)

On February 15, 2016 and thereafter on each February 15th until the Loan is paid in full: (1) a rent roll of the Properties showing as of such date the name of each Tenant, and for each Tenant, the space occupied, the Lease commencement date, the Lease expiration date, the annual and monthly rent payable and the rent paid under such Lease and the security deposit for such Lease, certified by each Borrower to be true, correct and complete (a "Rent Roll"), for the immediately preceding twelve (12) months ending on each December 31st;

(c)

On April 30, 2016 and thereafter on each succeeding April 30th until the Loan is paid in full, an audited Financial Statement for Guarantor for the immediately preceding twelve (12) months ending on each December 31st audited by an accounting firm reasonably acceptable to Lender; and

(d)

Within ten (10) days after filing of Guarantor's United States Federal Tax return with the United States Internal Revenue Service, but in no event later than September 30, 2015 and thereafter within ten (10) days after filing of Guarantor's United States Federal Tax return with the United States Internal Revenue Service, but in no event later than the 30th day of September of each calendar year until the Loan is paid in full, a copy of such tax return certified by Guarantor to be true, correct and complete.

11.

CONDEMNATION.

(a)

Borrowers shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of any of the Properties, or any part thereof, and the applicable Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing.  Each of the Borrowers authorizes Lender, at Lender's option, as attorney-in-fact for each of the Borrowers, to commence, appear in and prosecute, in Lender's or any of the Borrowers' name, any action or proceeding relating to any condemnation or other taking of any of the Properties, or any part thereof, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of any of the Properties, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender.

(b)

Each of the Borrowers authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Properties in question or to payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in Paragraph 3 hereof, with the balance, if any, to Borrowers. Unless Borrowers and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments referred to in Paragraphs 1 and 2 hereof or change the amount of such installments.  Each of the Borrowers agrees to execute such further evidence of

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assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

12.

BORROWERS AND LIEN NOT RELEASED

.  From time to time, Lender, at the request of the Borrowers, may at Lender's option, but without the consent of Guarantor or any of Guarantor's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding any of the Loan Parties' breach of any covenant or agreement of any of the Loan Parties in this Instrument or any other Loan Document, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of any of the Properties, take or release other or additional security, reconvey any part of any of the Properties, consent to any map or plan of any of the Properties, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrowers to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder; provided, however, that any such actions shall be at Lender's sole and absolute discretion and Lender is under no obligation to do or perform any of the foregoing. Any actions taken by Lender pursuant to the terms of this Paragraph 12 shall not affect the obligation of any of the Borrowers or any of the Borrowers' successors or assigns to pay the sums secured by this Instrument and to observe the covenants of any of the Borrowers contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on any of the Properties.  The Borrowers shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at the Borrowers' request.

13.

FORBEARANCE BY LENDER NOT A WAIVER

.  Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages under Paragraphs 5 and 11 hereof operate to cure or waive any Borrowers' default in payment of sums secured by this Instrument.

14.

ESTOPPEL CERTIFICATE

.  Each Loan Party shall within twenty (20) days of a written request from Lender furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument, and attaching true, correct and complete copies of the Note, this

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Instrument and any other Loan Documents and any and all modifications, amendments and substitutions thereof.

15.

UNIFORM COMMERCIAL CODE SECURITY AGREEMENT

.  This Instrument is intended to be a security agreement pursuant to the Business and Commerce Code of the State of Texas (the "Uniform Commercial Code") for any of the items specified above as part of any of the Properties which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and each of the Borrowers hereby grants, conveys and assigns to Lender a security interest in said items.  Each of the Borrowers agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of any of the Properties.  Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, each of the Borrowers hereby authorizes Lender to execute and deliver to the Secretary of State of the states in which any of the Borrowers resides, is organized or incorporated or in which any of the Properties are located, the county in which any of the Properties are located, and any other offices necessary to perfect Lender's security interest, any financing statements, as well as extensions, continuations, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items.  The Borrowers shall pay all costs of filing this Instrument, any other security agreement and such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require.  Without the prior written consent of Lender, no Borrower shall create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto.  Upon any Borrower’s breach of any covenant or agreement of any of the Borrowers contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in Paragraph 26 of this Instrument as to such items.  In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of any of the Properties separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in Paragraph 26 of this Instrument.

16.

LEASES OF ANY OF THE PROPERTIES

.  Each of the Borrowers shall comply with and observe each Borrower's obligations as Landlord under all Leases of any of the Properties or any part thereof.  The Borrowers, at Lender's request, shall furnish Lender with executed copies of all Leases now existing or hereafter made of all or any part of the Properties.  All Leases now or hereafter entered into will be in form and substance subject to the approval of Lender.  All Leases of any of the Properties shall specifically provide that such Leases are subordinate to this Instrument, that the Tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Properties, that the Tenant agrees to execute such further evidences of subordination and attornment as Lender may from time to time request, that the attornment of the Tenant shall not be terminated by

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foreclosure, and that Lender may, at Lender's option, accept or reject such attornment.  Upon request by Borrowers, Lender agrees to enter into an estoppel,  subordination, non-disturbance and attornment agreement (in the form attached hereto and by reference made a part hereof as Exhibit "B") at no additional expense or cost to the Loan Parties; provided, however, any costs, including legal costs, incurred by Lender due to changes to or negotiation of the attached form shall be at the sole cost and expense of Borrowers.  No Borrower shall, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any Lease now existing or hereafter made of all or any part of the Properties providing for a term of five (5) years or more, permit an assignment or sublease of such a Lease without Lender's written consent, or request or consent to the subordination of any Lease of all or any part of any of the Properties to any lien subordinate to this Instrument.  If any of the Borrowers becomes aware that any Tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, the Borrowers shall (a) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (b) notify Lender thereof and of the amount of said set-offs, and (c) within ten (10) days after such accrual, reimburse the Tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents hereafter due shall continue to be payable without set-off or deduction.

17.

REMEDIES CUMULATIVE

.  Each remedy provided in this Instrument or any other Loan Document is distinct and cumulative to all other rights or remedies under this Instrument or any other Loan Document or afforded by law or equity, and may be exercised concurrently, independently, or successively in any order whatsoever.

18.

ACCELERATION IN CASE OF A LOAN PARTY'S INSOLVENCY

.  If any Loan Party shall voluntarily file a petition under Title 11 of the U.S. Code (the "Act") as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, solvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if any Loan Party shall fail to obtain a vacation or stay of involuntary proceedings brought for the reorganization, dissolution or liquidation of any Loan Party within ninety (90) days of the filing of such involuntary proceeding, or if any Loan Party shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for any Loan Party or any Loan Party's property, or if any of the Properties shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if any Loan Party shall make an assignment for the benefit of such Loan Party's creditors, or if there is attachment, execution or other judicial seizure of any portion of any Loan Party's assets and such seizure is not discharged within thirty (30) days, then all of the sums secured by this Instrument shall be immediately due and payable without prior notice to any Loan Party, and Lender may invoke any remedies permitted by Paragraph 26 of this Instrument.  Any attorney's fees and other expenses incurred by Lender in connection with any Loan Party's bankruptcy or any of the other aforesaid events shall be additional indebtedness of the Borrowers secured by this Instrument pursuant to Paragraph 8 hereof.

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19.

TRANSFERS OR ENCUMBRANCE OF THE PROPERTIES OR BENEFICIAL INTERESTS IN ANY LOAN PARTY

.

(a)

Upon: (i) the sale or transfer of (A) all or any portion of the Properties, or any interest therein, or (B) any direct or indirect beneficial interests in any of the Loan Parties (if any of the Loan Parties is not a natural person or persons but is a corporation, partnership, limited liability company, trust or other legal entity); or (ii) the placing of any mortgage, lien, security interest, pledge or other encumbrance on all or any portion of any of the Properties or any direct or indirect ownership interest in any of the Loan Parties, Lender may, at Lender's option, declare the Note and all of the sums secured by this Instrument to be immediately due and payable, and Lender may invoke any remedies permitted by Paragraph 26 of this Instrument.

(b)

If the Borrowers or Guarantor shall at any time prior to repayment in full of the Loan desire to seek a merger or "roll up" into another entity, Borrowers or Guarantor may, upon no less than thirty (30) days written request to Lender, seek approval for such merger or roll up from Lender prior to its occurrence and Lender agrees that it shall in good faith discuss with the Borrowers and Guarantor the possibility of such merger or roll up, but until such time as the Lender has the exact information as to the parties involved, the creditworthiness of the parties involved, the principals and management structure of the parties involved, the transactional history of the parties involved (e.g., has any such new party previously filed bankruptcy or defaulted on a loan with another third party lender), and any such other information which Lender, in its commercially reasonable judgment, believes it requires, Lender will not be in a position to properly analyze or decide whether or not to grant such approval, which approval will be granted or withheld in Lender's sole discretion.

20.

NOTICE

.  All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another nationally known reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Instrument or at such other address as may be designated by such party as herein provided.  All notices, demands, requests or other communications sent to any of the Loan Parties shall be sent with copy to Katherine N. O'Connell, Esq., at 2909 Hillcroft, Suite 420, Houston, Texas 77057.  All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or three (3) days after being deposited in the United States mail as required above.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent.  A notice or demand may be sent by attorneys for a party on behalf of such party.  By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have

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the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

21.

SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS

.  The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and each of the Borrowers, subject to the provisions of Paragraph 19 hereof. All covenants and agreements of any of the Borrowers shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

22.

GOVERNING LAW; VENUE SEVERABILITY

.  This Instrument shall be governed by the law of the State of Texas.  Each of the Borrowers hereby agrees to the jurisdiction of and venue in the federal and state courts of the State of Texas in Harris County, Texas.  In the event that any provision of this Instrument, the Note or any of the other Loan Documents conflicts with applicable law, such conflict shall not affect other provisions of this Instrument, the Note or any of the other Loan Documents which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument, the Note and the other Loan Documents are declared to be severable.

23.

WAIVER OF STATUTE OF LIMITATIONS

.  To the extent permitted by law, each of the Borrowers hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

24.

WAIVER OF MARSHALLING

.  Notwithstanding the existence of any other security interests in any of the Properties held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of any of the Properties shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein.  Each of the Borrowers, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in any of the Properties and who has actual or constructive notice hereof, hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

25.

ASSIGNMENT OF LEASES AND RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.

(a)

As part of the consideration for the indebtedness evidenced by the Note, each of the Borrowers hereby, effective immediately, absolutely and unconditionally assigns and transfers to Lender all (i) Leases, now or hereafter made, of all or any portion of each of the

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Properties and all security deposits made by tenants in connection with such leases of each of the Properties and (ii) the Rents and Revenues of the Properties, including those now due, past due, or to become due by virtue of any Lease or other agreement for the occupancy or use of all or any part of the Properties, regardless of to whom the Rents and Revenues of the Properties are payable. Lender is hereby assigned all of the rights and powers by each of the Borrowers prior to such assignment and Lender is hereby granted the right to modify, amend or terminate such existing Leases and to enter into and execute new Leases in Lender's sole discretion.  Each of the Borrowers hereby authorizes Lender or Lender's agents to collect the aforesaid Rents and Revenues and hereby directs each Tenant of each of the Properties to pay such rents to Lender or Lender's agents; provided, however, that prior to the occurrence of a Default (as defined below), Lender hereby grants to the Borrowers a license to collect and receive all Rents and Revenues of each of the Properties as agent for the benefit of Lender, to apply the Rents and Revenues so collected to the sums secured by this Instrument in the order provided in Paragraph 3 hereof with the balance, so long as no such Default has occurred, to the account of the Borrowers.  Notwithstanding any provision of this Instrument or any other Loan Document to the contrary, this assignment in this Paragraph 25 is an absolute, present and immediate assignment and not merely an assignment for additional security only. Upon the occurrence of a Default and without any further action or notice, or the necessity thereof, by Lender or any other party, the above license from Lender to the Borrowers shall automatically be revoked and Lender shall immediately be entitled to possession of all Rents and Revenues of the Properties as specified in this Paragraph 25 as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents shall immediately be held by the Borrowers as agent for the benefit of Lender only.  Each of the Borrowers agrees that commencing upon delivery of such written notice of the automatic revocation of the license, each Tenant of the Properties shall make such rents payable to and pay such rents to Lender or Lender's agents, without any liability on the part of said Tenant to inquire further as to the existence of a default by any of the Borrowers.

(b)

Each of the Borrowers hereby covenants that no Loan Party has executed any prior assignment of the Properties' Rents and Revenues, that no Loan Party has performed, and will not perform, any acts or has executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this Paragraph 25, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the Rents and Revenues of any of the Properties for more than one (1) month prior to the due dates of such rents.  Each of the Borrowers covenants that no Loan Party will hereafter collect or accept payment of any Rents and Revenues of the Properties more than one (1) month prior to the due dates of such rents.  Each of the Borrowers further covenants that each Loan Party will execute and deliver to Lender such further assignments of Rents and Revenues of the Properties as Lender may from time to time request.

(c)

Upon any Loan Party's Default Lender shall be entitled to the appointment of a receiver for the Properties and Lender may in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Properties in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of Leases, the collection of all rents and revenues of the Properties, the making of repairs to any of the Properties and the execution or termination of contracts providing for the management or

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maintenance of any of the Properties, all on such terms as are deemed best to protect the security of this Instrument; provided, however, that Lender shall be under no obligation to appoint or seek to have appointed a receiver prior to the exercise of its rights hereunder. In the event Lender elects to seek the appointment of a receiver for any of the Properties upon any Loan Party's breach of any covenant or agreement in this Instrument or any other Loan Document, each Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing any of the Properties.

(d)

All Rents and Revenues collected subsequent to a Default shall be applied first to the costs, if any, of taking control of and managing the Properties and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, then to the sums secured by this Instrument, then to premiums on receivers bonds, costs of repairs to the Properties, premiums on insurance policies, taxes, assessments and other charges on the Properties, and the costs of discharging any obligation or liability of any Borrower as lessor or landlord of any of the Properties. Lender or, the receiver shall have access to the books and records used in the operation and maintenance of the Properties and shall be liable to account only for those rents actually received. Lender shall not be liable to any of the Loan Parties, anyone claiming under or through any of the Loan Parties or anyone having an interest in any of the Properties by reason of anything done or left undone by Lender under this Paragraph 25.

(e)

If the Rents and Revenues of any of the Properties are not sufficient to meet the costs, if any, of taking control of and managing any of the Properties and collecting the rents, any reasonable funds expended by Lender for such purposes shall become indebtedness of each Borrower to Lender secured by this Instrument pursuant to Paragraph 8 hereof. Unless Lender and Borrowers agree in writing to other terms of payment, such reasonable amounts shall be payable upon twenty (20) days' written notice from Lender to Borrowers requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrowers under applicable law.

(f)

Any entering upon and taking and maintaining of control of any of the Properties by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein.  This assignment of Rents and Revenues of the Properties shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender.

(g)

Chapter 64 of the Texas Property Code.  Notwithstanding anything contained in this Instrument to the contrary, this Instrument is subject to Chapter 64 of the Texas Property Code, entitled "Assignment of Rents to Lienholder".

26.

ACCELERATION; REMEDIES; FORECLOSURE.

(a)

Subject to the "PROVIDED HOWEVER" clause set forth below in this sentence, upon: (i) any Loan Party's breach of any representation, covenant or agreement of any Loan Party in this Instrument, the Note, the Environmental Indemnity Agreement, the Assignment of Leases and Rents or any other Loan Document, including but not limited to, the covenants to pay

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when due any sums owing under the Note, this Instrument or any other Loan Document within ten (10) days after the same shall fall due; or (ii) a material adverse change occurs in any Loan Party's financial condition or business which causes Lender, in Lender's commercially reasonable opinion, to believe that the prospect of (A) the payment of the indebtedness evidenced by the Note or any other sum secured by the Loan Documents, or (B) the performance of any Loan Party's other obligations under any of the Loan Documents is materially and adversely impaired; or (iii) the occurrence of any breach or default by Borrower under any REA which could cause a termination of the REAs or the rights of Borrower under any REA or the termination or surrender of any REA without Lender's prior written consent (any such event described in subclauses (i) (ii) or (iii) immediately above being hereinafter referred to as a "Default"), Lender at Lender's option may declare all of the sums secured by this Instrument to be immediately due and payable without further demand and may invoke the power of sale and any other remedies permitted by applicable law or provided herein; PROVIDED, HOWEVER, (1) if such breach of any representation, covenant or agreement is other than (x) a breach of any representation, covenant or agreement contained in Paragraphs 2, 4, 5, 18 or 19 above or (y) a breach of any Loan Party's obligation to pay money in accordance with the terms of the Note, this Instrument or any other Loan Document, such breach shall NOT constitute a Default unless Lender has provided written notice to the Loan Parties describing such breach and the Loan Parties have not cured such breach to Lender's sole satisfaction within thirty (30) days after the date of such written notice from Lender or within such longer period of time, not to exceed an additional thirty (30) days, as may be reasonably necessary to cure such non-compliance if the Loan Parties have commenced such cure within such initial thirty (30) day period and are diligently and with continuity of effort pursing such cure, and (2) during any such cure period provided in subclause (1) immediately preceding, until such breach is cured to Lender's sole satisfaction, Borrowers shall not be permitted to draw any advance or re-advance under the Note.  Each of the Borrowers acknowledges that the power of sale herein granted may be exercised by Lender without prior judicial hearing.  Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing such remedies, including, but not limited to, attorney's fees and costs of documentary evidence, abstracts and title reports.

(b)

Upon the occurrence of a Default, Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Lender to sell all or any portion of any of the Properties situated in the State of Texas, at the county courthouse of any county (whether or not the counties in which the Properties are located are contiguous, if the Properties are located in more than one county) in the State of Texas in which any part of any of the Properties are situated, at public venue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month.  The sale shall take place at such area of the courthouse as shall be properly designated from time to time by the commissioners court (or, if not so designated by the commissioners court, at such other area in the courthouse as may be provided in the notice of sale hereinafter described, or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers of sale conferred by deed of trust), after having given notice of such sale in accordance with such statutes in the manner hereinafter described.  Notice of a sale of all or part of any of the Properties by the Trustee shall be given by posting written notice thereof at the courthouse door (or other area in the courthouse as may be designated for such public notices) of the county in which the sale is to be made, and by filing a copy of the notice in the office of the county clerk of the county in which the sale is to be made, at least twenty-one

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(21) days preceding the date of the sale, and if the property to be sold is in more than one county a notice shall be posted at the courthouse door (or other area in the courthouse as may be designated for such public notices) and filed with the county clerk of each county in which the property to be sold is situated.  In addition, Lender shall, at least twenty-one (21) days preceding the date of sale, serve written notice of the proposed sale by certified mail on each Borrower and each other debtor obligated to pay the indebtedness secured hereby according to the records of Lender.  Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to such debtor at the most recent address as shown by the records of Lender, in a post office or official depository under the care and custody of the United States Postal Service.  The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.  Any notice that is required or permitted to be given to the Borrowers may be addressed to the Borrowers at the Borrowers' address as stated above.  Any notice that is to be given by certified mail to any other debtor may, if no address for such other debtor is shown by the records of Lender, be addressed to such other debtor at the address of each Borrower as is shown by the records of Lender.  Notwithstanding the foregoing provisions of this paragraph, notice of such sale given in accordance with the requirements of the applicable laws of the State of Texas in effect at the time of such sale shall constitute sufficient notice of such sale.  Trustee may sell all or any portion of any of the Properties, together or in lots or parcels, and may execute and deliver to the purchaser or purchasers of such property good and sufficient deeds of conveyance of fee simple title with covenants of general warranty made on behalf of the Borrowers.  In no event shall Trustee be required to exhibit, present or display at any such sale any of the personalty described herein to be sold at such sale.  The sale by Trustee of less than the whole of the Properties shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Properties shall be sold; and, if the proceeds of such sale of less than the whole of the Properties shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Instrument and the lien hereof shall remain in full force and effect as to the unsold portion of the Properties just as though no sale had been made; provided, however, that the Borrowers shall never have any right to require the sale of less than the whole of any of the Properties but Lender shall have the right, at its sole election, to request Trustee to sell less than the whole of the Properties. Trustee may, after any request or direction by Lender, sell not only the real Properties but also the personalty and other items of the Properties which under applicable law are subject to a security interest under the Uniform Commercial Code and other interests which are a part of the Properties, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Properties separately from the remainder of the Properties. It shall not be necessary for Trustee to have taken possession of any part of any of the Properties or to have present or to exhibit at any sale any of any of the Properties. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of the applicable Borrower, conveying the property so sold to the purchaser or purchasers with general warranty of title by the applicable Borrower (but subject to such leases and other matters, if any, as Trustee may elect upon request of Lender), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised

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from time to time and as many times as Lender may deem necessary until all of the Properties have been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Lender, such sale shall not exhaust the power of sale hereunder and Lender shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Lender's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Lender or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

(c)

Trustee may receive bids at the Trustee's sale from the Lender and may accept from Lender as a successful bidder a credit against the Loan as payment of any portion of the purchase price.

(d)

Trustee shall deliver to the purchaser a Trustee's deed conveying all or any portion of any of the Properties so sold in fee simple with covenants of general warranty.  Each of the Borrowers covenants and agrees to defend generally the purchaser's title to the Properties against all claims and demands. The recitals in Trustee's deed shall be prima facie evidence of the truth of the statements contained therein.  Trustee shall apply the proceeds of the sale in the following order, (i) to all reasonable costs and expenses of the sale, including, but not limited to, reasonable Trustee's fees and attorney's fees and costs of title evidence, (ii) to all sums secured by this Instrument in such order as Lender, in Lender's sole discretion, directs, and (iii) the excess, if any, to the person or persons legally entitled thereto.

(e)

If the Properties are sold pursuant to this Paragraph 26, Borrowers or any person holding possession of the Properties through Borrowers shall immediately surrender possession of the Properties to the purchaser at such sale upon the purchasers written demand. If possession is not surrendered upon the purchasers written demand, Borrowers or such person shall be a tenant at sufferance and may be removed by will of possession or by an action for forcible entry and detainer.

(f)

Notwithstanding anything contained in this Instrument or any other Loan Document to the contrary, in the event there shall occur any amendments, modifications or other changes to the Texas Property Code, the Uniform Commercial Code, or any other statute or law governing or applicable to the enforcement of this Instrument or any other Loan Document, which amendments, modifications or other changes contain different enforcement rights, remedies, duties or obligations than set forth in this Instrument or any other Loan Document,

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then the Lender's and/or Trustee's following and/or observing of such then current amended, modified or changed Texas Property Code, Uniform Commercial Code or other applicable statutes or laws shall be permitted and sufficient to enforce Lender's rights under this Instrument and all other Loan Documents and shall be deemed compliance in full with the terms and provisions of this Instrument and all other Loan Documents.

27.

WAIVER OF DEFICIENCY STATUTE

.

(a)

In the event an interest in any of the Properties is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, each of the Borrowers agrees as follows:  notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, each of the Borrowers agrees that Lender shall be entitled to seek a deficiency judgment from Borrowers and/or any other party obligated on the indebtedness evidenced by the Note and/or other sums secured by this Instrument equal to the difference between the amount owing on such indebtedness and the amount for which the Properties were sold pursuant to judicial or nonjudicial foreclosure sale.  Each of the Borrowers expressly recognizes that this Subparagraph 27(a) constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Borrowers and other persons against whom recovery of deficiencies is sought or any guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Properties as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value.  Each of the Borrowers further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Properties for purposes of calculating deficiencies owed by each Borrower and/or others against whom recovery of a deficiency is sought.

(b)

Alternatively, in the event the waiver provided for in Subparagraph 27(a) above is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact's determination of the fair market value of the Properties as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code:  (i) the Properties shall be  valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Properties will be repaired or improved in any manner before a resale of the Properties after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Properties for cash promptly (but not later than twelve (12) months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Properties, including, without limitation, brokerage commissions, title insurance, surveys of the Properties, tax prorations, attorneys' fees, and marketing costs; (iv) the gross fair market value of the Properties shall be further discounted to account for any estimated holding costs associated with maintaining the Properties pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or

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considered in connection with a determination of the fair market value of the Properties must be given by persons having at least five (5) years' experience in appraising property similar to the Properties and who have conducted and prepared a complete written appraisal of the Properties taking into consideration the factors set forth above.

28.

SUBSTITUTE TRUSTEE

.  Lender, at Lender's option, with or without cause, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the county in which this Instrument is recorded.  Without conveyance of the Properties, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.

29.

RELEASE

.  Upon payment of all sums secured by this Instrument, Lender shall release this Instrument. Borrowers shall pay Lender's reasonable costs incurred in releasing this Instrument and any related financing statements.

30.

SUBROGATION

.  Any of the proceeds of the Note utilized to take up or pay any outstanding liens against all or any part of the Properties have been advanced by Lender at each Borrower's request and upon each Borrower's representation that such amounts are due and are secured by valid liens against the Properties. Lender shall be subrogated to any and all right, superior titles, liens and equities owned or claimed by any owner or holder of any outstanding liens and debts, however remote, regardless of whether said liens or debts arc acquired by Lender, by assignment or are released by the holder thereof upon payment.

31.

PARTIAL INVALIDITY

.  In the event any portion of the sums intended to be secured by this Instrument cannot be lawfully secured hereby, payments in reduction of such sums shall be applied first to those portions not secured hereby.

32.

FUTURE ADVANCES

.  Upon request of Borrowers, Lender, at Lender's option, so long as this Instrument secures indebtedness held by Lender, may make Future Advances to Borrowers.  Such Future Advances, with interest thereon, shall be secured by this Instrument.

33.

INDEMNITY

.

(a)

Each of the Borrowers shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (as defined below) from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities),

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actions, proceedings, obligations, debts, damages (except consequential damages), losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages (including, but not limited, to reasonable attorneys' fees and other costs of defense) (collectively, the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following:  (i) ownership of this Instrument, any of the Properties or any interest therein or receipt of any Rents and Revenues; (ii) any amendment to, or restructuring of, the Loan, the Note, this Instrument, or any other Loan Documents requested by Borrowers; (iii) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Instrument, the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with any Loan Party or indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (iv) any accident, injury to, or death of, persons or loss of or damage to property occurring in, on or about any of the Properties or any part thereof or on the adjoining sidewalks or curbs; (v) any use or condition in, on or about any of the Properties or any part thereof or on the adjoining sidewalks or curbs; (vi) any failure on the part of any of the Loan Parties to perform or be in compliance with any of the terms of this Instrument, the Note or any of the other Loan Documents; (vii) performance of any labor or services or the furnishing of any materials or other property in respect of the Properties or any part thereof; (viii) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Instrument is made; (ix) any failure of any of the Properties to be in compliance with any applicable laws; (x) the enforcement by any Indemnified Party of the provisions of this Paragraph 33; (xi) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (xii) the payment of any commission, charge or brokerage fee to anyone claiming through any of the Loan Parties which may be payable in connection with the funding of the Loan; or (xiii) any misrepresentation made by any of the Loan Parties in any other Loan Document.  Any amounts payable to Lender by reason of the application of this Paragraph 33 shall become due and payable upon ten (10) days' written notice and shall bear interest at the Default Rate (as defined in the Note) from the date loss or damage is sustained by Lender until paid.  For purposes of this Paragraph 33, the term "Indemnified Parties" means Lender and any person or entity (collectively, a "Person") who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan, any Person in whose name the encumbrance created by this Instrument is or will have been recorded, any Person who may hold or acquire or will have held a full or partial interest in the Loan as well as the respective directors, officers, shareholders, partners, employees, agents, representatives, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of this Instrument, and any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).  Notwithstanding anything in this Paragraph 33 to the contrary, in no event shall any of the Borrowers be obligated

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to indemnify an Indemnified Party with respect to any Losses arising out of the gross negligence, illegal acts, fraud or willful misconduct of such Indemnified Party.

(b)

Each of the Borrowers shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

(c)

Upon written request by any Indemnified Party, each of the Borrowers shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties.  Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both a Borrower and any Indemnified Party and a Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to a Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party.  Upon demand, the Borrowers shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

34.

WAIVER OF JURY TRIAL.

EACH OF THE BORROWERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH OF THE BORROWERS AND LENDER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE NOTE, THIS INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

35.

ASSIGNMENT BY LENDER

.  Lender shall have the right to assign, in whole or in part, the Note, this Instrument and any other Loan Document and all of its rights hereunder and thereunder, and all of the provisions herein and therein shall continue to apply to the Loan. The Lender shall also have the right to participate the Loan with other parties.

36.

COMPLIANCE WITH LAWS

.  It is the intent of Lender and each of the Borrowers and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury laws from time to time in effect.  All agreements between Lender or any other holder hereof and each of the

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Borrowers (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged or received under the Note, this Instrument, the Loan Documents or otherwise, exceed the maximum nonusurious amount permissible under applicable law.  If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If the holder hereof shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or refunded to Borrowers or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Note or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

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IN WITNESS WHEREOF, each of the Borrowers has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

BORROWERS:

Hartman 400:

HARTMAN 400 NORTH BELT, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation,

Manager

By:

Name:  Allen R. Hartman

Title:    President

Hartman Corporate:

HARTMAN CORPORATE PARK PLACE, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation,

Manager

By:

Name:  Allen R. Hartman

Title:    President

Hartman Hillcrest:

HARTMAN HILLCREST, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation,

Manager

By:

Name:  Allen R. Hartman

Title:    President

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STATE OF TEXAS

§

COUNTY OF ________

§

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, President of Hartman Income REIT Management, Inc., the corporation that executed the foregoing instrument as Manager of Hartman 400, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this ___ day of August, 2015.

Notary Public in and for the State of Texas

STATE OF TEXAS

§

COUNTY OF ________

§

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, President of Hartman Income REIT Management, Inc., the corporation that executed the foregoing instrument as Manager of Hartman Corporate, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this ___ day of August, 2015.

Notary Public in and for the State of Texas

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STATE OF TEXAS

§

COUNTY OF ________

§

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, President of Hartman Income REIT Management, Inc., the corporation that executed the foregoing instrument as Manager of Hartman Hillcrest, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this ___ day of August, 2015.

Notary Public in and for the State of Texas

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EXHIBIT "A"

LAND

TRACT 1 - Hartman 400

TRACT I:

A TRACT OR PARCEL CONTAINING 3.0667 ACRES OR 133,587 SQUARE FEET OF LAND SITUATED IN THE WILLIAM SEVEY SURVEY, ABSTRACT NO. 699, HARRIS COUNTY, TEXAS, BEING THE SAME CALLED 3.0667 ACRE TRACT OF LAND CONVEYED TO PKY 400 NORTH BELT, LLC., RECORDED IN HARRIS COUNTY CLERK FILE (H.C.C.F.) NO. 20130155222, BEING A PORTION OF UNRESTRICTED RESERVE “G”, GREENBRIAR NORTH, SECTION ONE, MAP OR PLAT THEREOF RECORDED IN VOL. 225, PG. 72, HARRIS COUNTY MAP RECORDS (H.C.M.R.), BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS, WITH ALL BEARINGS BASED ON SAID H.C.C.F. NO. 20130155222;

BEGINNING AT A 5/8 INCH IRON ROD WITH CAP STAMPED “PREJEAN” FOUND ON THE SOUTH END OF A CUT-BACK LINE, MARKING THE INTERSECTION OF THE EAST RIGHT-OF-WAY (R.O.W.) LINE OF IMPERIAL VALLEY DRIVE (R.O.W. WIDTH VARIES – VOL. 225, PG. 72, H.C.M.R.) AND THE SOUTH R.O.W. LINE BELTWAY 8 (A.K.A. NORTHBELT DRIVE – R.O.W. WIDTH VARIES), A NORTHWEST CORNER OF SAID 3.0667 ACRE TRACT AND THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT;

THENCE, ALONG SAID CUT-BACK LINE, NORTH 58 DEGREES 46 MINUTES 36 SECONDS EAST, A DISTANCE OF 14.14 FEET TO A 5/8 INCH IRON ROD (BENT) FOUND AT THE SAID INTERSECTION OF THE EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE AND THE SOUTH R.O.W. LINE OF BELTWAY 8, MARKING A NORTHWEST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

THENCE, ALONG SAID SOUTH R.O.W. LINE OF BELTWAY 8, SOUTH 76 DEGREES 14 MINUTES 24 SECONDS EAST, A DISTANCE OF 151.70 FEET TO A CUT “X” IN CONCRETE FOUND MARKING THE BEGINNING OF A TANGENT CURVE TO THE LEFT;

THENCE, ALONG SAID CURVE TO THE LEFT AND ALONG SAID SOUTH R.O.W. LINE OF BELTWAY 8, HAVING A RADIUS OF 3,935.72 FEET, A CENTRAL ANGLE OF 00 DEGREES 05 MINUTES 41 SECONDS, AN ARC LENGTH OF 6.51 FEET, AND A CHORD BEARING AND DISTANCE OF SOUTH 76 DEGREES 17 MINUTES 15 SECONDS EAST – 6.51 FEET TO A 1 INCH IRON PIPE FOUND MARKING THE NORTHWEST CORNER OF A CALLED 1.5662 ACRE TRACT CONVEYED TO CITATION LAND, L.L.C., RECORDED IN H.C.C.F. NO. S973718, THE NORTHEAST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

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THENCE, DEPARTING SAID SOUTH R.O.W. LINE OF BELTWAY 8, SOUTH 13 DEGREES 48 MINUTES 11 SECONDS WEST, A DISTANCE OF 722.87 FEET TO A 5/8 INCH IRON ROD WITH CAP STAMPED “PREJEAN” FOUND ON A SOUTHERLY LINE OF A CALLED 7.02959 ACRE TRACT OF LAND CONVEYED TO SHOMER VI, LTD., RECORDED IN H.C.C.F. NO. T491860, MARKING THE SOUTHWEST CORNER OF A CALLED 4.558 ACRE TRACT OF LAND CONVEYED TO K & B INTERESTS, INC., RECORDED IN H.C.C.F. NO. T215321, THE SOUTHEAST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

THENCE, SOUTH 87 DEGREES 33 MINUTES 35 SECONDS WEST, A DISTANCE OF 195.89 FEET TO A 5/8 INCH IRON ROD FOUND ON THE SAID EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE, MARKING A WESTERLY CORNER OF SAID H.C.C.F. NO. T491860, THE SOUTHWEST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

THENCE, ALONG THE SAID EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE, NORTH 13 DEGREES 47 MINUTES 36 SECONDS EAST, A DISTANCE OF 277.18 FEET TO A 5/8 INCH IRON ROD FOUND MARKING AN ANGLE POINT, FROM WHICH A 1 INCH IRON PIPE WITH CAP FOUND BEARS FOR REFERENCE NORTH 62 DEGREES 33 MINUTES 33 SECONDS EAST, A DISTANCE OF 0.28 FEET;

THENCE, CONTINUING ALONG SAID EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE, NORTH 18 DEGREES 21 MINUTES 39 SECONDS EAST, A DISTANCE OF 251.14 FEET TO A CUT “X” IN CONCRETE SET MARKING AN ANGLE POINT;

THENCE, CONTINUING ALONG SAID EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE, NORTH 13 DEGREES 47 MINUTES 36 SECONDS EAST, A DISTANCE OF 240.01 FEET TO THE PLACE OF BEGINNING AND CONTAINING 3.0667 ACRES OR 133,587 SQUARE FEET OF LAND, AS SHOWN ON JOB NO. 52215-R3, PREPARED BY WINDROSE LAND SERVICES INC.

TRACT II:

EASEMENT ESTATE FOR THE RIGHT-OF-WAY AND EASEMENT FOR VEHICULAR AND PEDSTRIAN INGRESS FOR EXPANSION OF EASEMENT TRACT # 1 AND CURB CUT, AS SET FORTH IN DRIVEWAY AND UTILITY EASEMENT AGREEMENT BETWEEN NORTH BELT # 2, LTD., A TEXAS LIMITED PARTNERSHIP AND NORTH BELT ASSOCIATES, LTD., A TEXAS LIMITED PARTNERSHIP, DATED APRIL 14, 1983 FILED FOR RECORD UNDER H.C.C.F. NO. H941943; AS AMENDED BY INSTRUMENT DATED JUNE 25, 1986 FILED FOR RECORD UNDER H.C.C.F. NO. K801344.

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TRACT 2 – Hartman Corporate

BEING a description of a 6.075 acre tract of land situated in the E.J. Goodwin Survey Abstract No. 538, in the City of Irving, Dallas County, Texas.  And being all of Walnut Hill Business Park, Fifth Installment, an Addition to the City of Irving as shown on the Plat recorded in Volume 79125 at Page 1461 of the Map Records of Dallas County, Texas.  Said 6.075 acre tract being more fully described as follows:

BEGINNING at a 5/8-inch steel rod found for corner at the intersection of the North line of Corporate Drive (a called 60 foot wide right-0f-way) with the East right-of-way line of High Point Drive (a called 60 foot wide right-of-way), and being the Southwest corner of said Fifth Installment;

THENCE North 00 deg. 06 min. 20 sec. East, departing said Corporate Drive and along said East right-of-way line, a distance of 362.50 feet to a ½-inch steel rod found for corner and being the West common corner between said Fifth Installment and Greenway Highpoint Addition, an addition to the City of Irving as shown on plat recorded under Clerk’s File No. 201400092477 of the Map Records of Dallas County, Texas;

THENCE South 89 deg. 53 min. 40 sec. East, departing said East right-of-way line, and along the common line between said Fifth Installment and said Greenway Highpoint, a distance of 730.00 feet to a ½-inch steel rod found for corner and being the Northwest corner of Walnut Hill Business Park Twenty Second Installment, an addition to the City of Irving as shown on the Plat recorded in Volume 81181 at Page 2398 of the Map Records of Dallas County, Texas and also being the southwest corner of Walnut Hill Business Park Twelfth Installment, an addition to the City of Irving, as shown on the Plat recorded in Volume 80206 at Page 0130 of the Map Records of Dallas County, Texas;

THENCE South 00 deg. 06 min. 20 sec. West, departing said Greenway Highpoint and along the common line between said Fifth Installment and said Twenty Second Installment, a distance of 362.50 feet to a 5/8-inch steel rod found for corner on the previously mentioned north right-of-way line of Corporate Drive;

THENCE North 89 deg. 53 min. 40 sec. West, departing said Twenty Second Installment and along the North right-of-way line of Corporate Drive, same being the south line of said Fifth Installment, a distance of 730.00 feet to the POINT OF BEGINNING;

And containing 6.075 acres or 264,625 square feet of land more or less.

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TRACT 3 – Hartman Hillcrest

TRACT 1: FEE SIMPLE ESTATE

BEING  a 9.980 acre tract of land situated in the Hiram Wilburn Survey, Abstract No. 1568 and being all of Block A/7467, Hillcrest 635 Addition, an addition to the City of Dallas, Dallas County, Texas, according to the Map or Plat thereof recorded in Volume 71021, Page 2073, Map Records, Dallas County, Texas save and except the land described in deed to the State of Texas recorded in Instrument No. 200900079373, Official Public Records, Dallas, County, Texas and being more particularly described as follows:

BEGINNING at a 1 inch iron rod found for the southeasterly corner of said Hillcrest 635 addition;

THENCE North 89°00'00" West along the southerly line of said Hillcrest 635 Addition passing a 1/2 inch iron rod with cap stamped "RPLS 5632" set at a distance of 1229.71 for reference on the 20' street easement to the City of Dallas as recorded in Volume 69120, Page 875 of the Official Public Records of Dallas County, Texas and continuing on for a total distance of 1249.71 feet to the existing easterly right-of-way of Hillcrest Road (a 100 foot right-of-way);

THENCE North 00°09'18" East along easterly right-of-way of Hillcrest Road for a distance of 378.08 feet to a point;

THENCE South 89°57'07" East for a distance of 20.00 feet to an "X" set;

THENCE North 00°06'33" East for a distance of 34.22 feet to an "X" set;

THENCE along the new southerly right-of-way line of said LBJ Freeway as described in deed to the State of Texas recorded in Instrument No. 200900079373 of the official Public Records of Dallas County, Texas the following calls:

North 50°43'18" East for a distance of 40.12 feet to a 1/2 inch iron rod with cap stamped "RPLS 5632";

South 84°14'35" East for a distance of 75.20 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set;

With a curve to the right having a radius of 2850.29 feet an arc length of 116.48 feet, and a central angle of 2°20'29", being subtended by a chord of South 83°04'22" East for a distance of 116.47 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set;

South 81°54'07" East for a distance of 73.96 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set;

With a non-tangent curve to the right having a radius of 2500.00 feet an arc length of 282.62 feet, and a central angle of 6°28'38", being subtended by a chord of South 79°03'31" East for a distance of 282.47 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set;

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With a reverse curve to the left having a radius of 2500.00 feet an arc length of 296.56 feet, and a central angle of 6°47'48", being subtended by a chord of South 79°36'51" East for a distance of 296.39 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set;

With a compound curve to the left having a radius of 11501.66 feet an arc length of 275.05 feet, and a central angle of 1°22'13", being subtended by a chord of South 83°41'51" East for a distance of 275.04 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set for the northeasterly corner of this tract;

THENCE South 17°29'31" East departing said southerly right-of-way line of said LBJ Freeway for a distance of 304.32 feet to the POINT OF BEGINNING.

Said tract having a computed area of 434,718 square feet or 9.980 Acres.

TRACT 2: EASEMENT ESTATE

EASEMENT ESTATE, as created in that Easement and Maintenance Agreement, dated September 10, 1981, by and between RREEF Mid-America Fund-1, Two Hillcrest Green, Ltd., AMSAC, Inc., Soclan, Inc., First National Bank in Dallas, and Hillcrest Associates, Filed November 24, 1981, recorded in Volume 81229, Page 1496, Deed Records, Dallas County, Texas.

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EXHIBIT "B"

Form of Tenant Estoppel, Subordination,
Non-Disturbance and Attornment Agreement

(See Attached)

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TENANT ESTOPPEL, SUBORDINATION, NON-DISTURBANCE,
AND ATTORNMENT AGREEMENT

THIS TENANT ESTOPPEL, SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT (the "Agreement") is dated as of the ___ day of _____________, 20____, and is by and among EAST WEST BANK, a California corporation, having an address at 9600 Bellaire Blvd., Suite 252, Houston, Texas 77036 and its successors and assigns ("Lender"), __________________, a __________________________, having an office at _________________________________________ ("Landlord"), and __________________________, a _________________________, having an office at ________________________ ("Tenant").

RE: RECITALS:

WHEREAS, Landlord has made, executed and delivered to Lender its Promissory Note which is secured by, among other things, that certain Deed of Trust, Assignment of Rents and Security Agreement (hereinafter referred to as the "Mortgage") encumbering the real property located at ___________________________ (the "Property");

WHEREAS, by a lease agreement (the "Lease") dated ___________, 20____, between Landlord (or Landlord's predecessor in title) and Tenant, Landlord leased to Tenant a portion of the Property, as said portion is more particularly described in the Lease (such portion of the Property hereinafter referred to as the "Premises"); and

WHEREAS, Lender and Tenant desire to evidence their understanding with respect to the Mortgage and the Lease as hereinafter provided.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.

Tenant hereby certifies to Lender, their successors and assigns as follows:

a.

A true, correct and complete copy of the Lease and all amendments thereto are attached hereto as Exhibit A.

b.

The entire base rent due under the Lease is a monthly rent in the amount of $________________ per month and the percentage rent, if any, is set forth in Section ___ of this Lease (collectively, the "Rent").  The Rent has been paid current through the end of __________, 20____ and no Rent has been prepaid by Tenant.  Rent each month is due and payable on the 1st day of each calendar month.  Landlord holds a security deposit in the amount of $_____________.

c.

Neither Landlord nor Tenant is in default under the Lease, and all conditions and obligations on Landlord's part to be fulfilled under the Lease have been satisfied or fully performed, including, but not limited to, any and all required tenant improvements, allowances, alterations, installations and construction, for which payment or performance, if any, has been made in all cases.  There are no further obligations under the Lease on the part of Landlord other than to permit occupancy of the Premises by Tenant.

d.

Tenant has: (i) no right of first refusal or option pursuant to the Lease or otherwise to purchase all or any part of the Premises or the Property; (ii) no right or option to lease additional space on the Property; and (iii) neither assigned the Lease in any way nor sublet all or any part of the Premises.

2)

Tenant covenants, stipulates and agrees that the Lease and all of Tenant's right, title and interest in and to the Property thereunder is hereby, and shall at all times continue to be, subordinated and made secondary and inferior in each and every respect to the Mortgage and the lien thereof, to all of the terms, conditions and provisions thereof and to any and all advances made or to be made thereunder, so that at all times the Mortgage shall be and remain a lien on the Property prior to and superior to the Lease for all purposes, subject to the provisions set forth herein.

3)

Lender agrees that if Lender exercises any of its rights under the Mortgage, including foreclosure of the Mortgage or exercise of a power of sale under the Mortgage, Lender will not disturb

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Tenant's right to use, occupy and possess the Premises under the terms of the Lease so long as Tenant is not in default beyond any applicable grace period under any term, covenant or condition of the Lease or this Agreement.

4)

If, at any time Lender (or any person, or such person's successors or assigns, who acquires the interest of Landlord under the Lease through foreclosure of the Mortgage or otherwise) shall succeed to the rights of Landlord under the Lease as a result of a default or event of default under the Mortgage, Tenant shall attorn to and recognize such person so succeeding to the rights of Landlord under the Lease (herein sometimes called "Successor Landlord") as Tenant's landlord under the Lease, said attornment to be effective and self-operative without the execution of any further instruments.  Although said attornment shall be self-operative, Tenant agrees to execute and deliver to Lender or to any Successor Landlord, such other instrument or instruments as Lender or such other person shall from time to time request in order to confirm said attornment.

5)

Landlord authorizes and directs Tenant to honor any written demand or notice from Lender instructing Tenant to pay rent or other sums to Lender rather than Landlord (a "Payment Demand"), regardless of any other or contrary notice or instruction which Tenant may receive from Landlord before or after Tenant's receipt of such Payment Demand.  Tenant may rely upon any notice, instruction, Payment Demand, certificate, consent or other document from, and signed by, Lender and shall have no duty to Landlord to investigate the same or the circumstances under which the same was given.  Any payment made by Tenant to Lender or in response to a Payment Demand shall be deemed proper payment by Tenant of such sum pursuant to the Lease.

6)

If Lender shall become the owner of the Property or the Property shall be sold by reason of foreclosure or other proceedings brought to enforce the Mortgage or if the Property shall be transferred by deed in lieu of foreclosure, Lender or any Successor Landlord shall not be:  (a) liable for any act or omission of any prior landlord (including Landlord); (b) obligated to cure any defaults of any prior landlord (including Landlord) which occurred, or to make any payment to Tenant which was required to be paid by any prior landlord (including Landlord), prior to the time that Lender or any Successor Landlord succeeded to the interest of such landlord under the Lease; (c) obligated to perform any construction obligations of any prior landlord (including Landlord) under the Lease or liable for any defects (latent, patent or otherwise) in the design, workmanship, materials, construction or otherwise with respect to improvements and buildings constructed on the Property; (d) subject to any offsets, defenses or counterclaims which Tenant may be entitled to assert against any prior landlord (including Landlord); (e) bound by any payment of rent or additional rent by Tenant to any prior landlord (including Landlord) for more than one month in advance; (f) bound by any amendment, modification, termination or surrender of the Lease made without the written consent of Lender; or (g) liable or responsible for or with respect to the retention, application and/or return to Tenant of any security deposit paid to any prior landlord (including Landlord), whether or not still held by such prior landlord, unless and until Lender or any Successor Landlord has actually received said deposit for its own account as the landlord under the Lease as security for the performance of Tenant's obligation under the Lease (which deposit shall, nonetheless, be held subject to the provisions of the Lease).

7)

Tenant hereby covenants and agrees to and with Lender to deliver to Lender, by certified mail, return receipt requested, a duplicate of each notice of default delivered by Tenant to Landlord at the same time as such notice is given to Landlord and no such notice of default shall be deemed given by Tenant under the Lease unless and until a copy of such notice shall have been so delivered to Lender.  Lender shall have the right (but shall not be obligated) to cure such default.  Tenant further agrees to afford Lender a period of thirty (30) days beyond any period afforded to Landlord for the curing of such default during which period Lender may elect (but shall not be obligated) to seek to cure such default, or, if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including but not limited to commencement of foreclosure proceedings) during which period Lender may elect (but shall not be obligated) to seek to cure such default, prior to taking any action to terminate the Lease.

8)

Tenant acknowledges that the interest of Landlord under the Lease is assigned to Lender solely as security for the Promissory Note, and Lender shall have no duty, liability or obligation under the Lease or any extension or renewal thereof, unless Lender shall specifically undertake such liability in

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writing or Lender becomes and then only with respect to periods in which Lender becomes, the fee owner of the Property.

9)

This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

10)

This Agreement and each and every covenant, agreement and other provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns (including, without limitation, any successor holder of the Promissory Note).

11)

All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt or the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below.  Such addresses may be changed by notice given in the same manner.  If any party consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to such party.

Lender's Address:

East West Bank

9600 Bellaire Blvd., Suite 252

Houston, Texas  77036

Attn.:  Mr. Esau Liu

Tenant's Address:

Landlord's Address:

12)

In the event Lender shall acquire Landlord's interest in the Premises, Tenant shall look only to the estate and interest, if any, of Lender in the Property for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as a Successor Landlord under the Lease or under this Agreement, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease, the relationship of the landlord and tenant under the Lease or Tenant's use or occupancy of the Premises or any claim arising under this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

TENANT:

By:

Name:

Title:

LANDLORD:

a

By:

Name:

Title:

LENDER:

[Hartman Deed of Trust]

3672441 v3 (78055.00012.000)

EAST WEST BANK,

a California corporation

By:

Name:

Title:

[Hartman Deed of Trust]

3672441 v3 (78055.00012.000)

EXHIBIT "C"

Reciprocal Easements and Common Maintenance Agreements

1.

Driveway and Utility Easement Agreement under Harris County Clerk's File. No. H941643 and all amendments thereto;

2.

Easement and Maintenance Agreement recorded in Volume 81229, Page 1496 of the Deed Records in Dallas County, Texas.

[Hartman Deed of Trust]

3672441 v3 (78055.00012.000)